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                       Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) September 24, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-22319               16-1476509
(State or Other Jurisdiction of (Commission File Number)     (IRS Employer
         Incorporation)                                    Identification No.)


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 46 Prince Street, Rochester, New York              14607
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(Address of Principal Executive Offices)          (Zip Code)
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Registrant's telephone number, including area code:  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets.

     On September 22, 2004, the Registrant acquired all of the outstanding capital stock of CBCA Care Management, Inc. pursuant to the Agreement of Purchase and Sale dated as of August 26, 2004 (the "Agreement") between the Registrant, CBCA Care Management, Inc and CBCA, Inc. CBCA Care Management is a full service care management company, which provides services to health plans to lower the cost of patients' encounters with the healthcare delivery system. The purchase price for the acquisition was $7.1 million in cash, subject to adjustment. The acquisition was funded through an increase of $4 million to an existing line of credit from Wells Fargo Bank, N.A. The entire $7 million line of credit was extended an additional 12 months to July 2006. The variable interest rate is currently 3.75%. The line of credit was guaranteed by John Pappajohn and Derace Schaffer, members of the board of directors, who received warrants to purchase 700,000 and 100,000 shares of common stock of the Registrant, respectively, for $1.86 per share in consideration of their agreement to provide the guarantees for the additional $4 million. John Pappajohn and Derace Schaffer also received warrants to purchase 116,667 and 83,333 shares of common stock of the Registrant, respectively, for $1.86 per share in consideration of their agreement to provide the guarantees for the extended term of the line of credit.

ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

     The required historical financial statements of CBCA Care Management, Inc. and related pro forma financial information will be filed by amendment.

     The Press Release issued by the Registrant on September 24, 2004 was previously filed with the Registrant's Current Report on Form 8-K filed on September 24, 2004. The information contained herein supplements and updates the information contained in the Registrant's Current Report on 8-K filed on September 24, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PATIENT INFOSYSTEMS, INC.

Date:  October 7, 2004                By:    /s/Kent A. Tapper
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                                             Kent A. Tapper
                                             Sr. Vice President
                                             principal accounting officer